ABSC 2004-HE9
Credit Suisse First Boston
354 records
Balance: 109,091,745

Selection Criteria: Interest Only
Table of Contents

1.

Principal Balance at Origination

2.

Remaining Principal Balance

3.

Fico Scores

4.

Original Term

5.

Remaining Term

6.

Property Type

7.

Occupancy Status

8.

Loan Purpose

9.

Original Loan to Value Ratio

10.

Geographic Distribution By Balance

11.

Documentation

12.

Mortgage Rate

13.

Maximum Rate

14.

Gross Margin

15.

First Rate Adjustment Date

16.

Original Number of Months to Expiration Of Prepayment Penalty Term

17.

Loan Type

18.

Credit Grade

19.

Lien Position

1. Principal Balance at Origination

Principal Balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
50,001 - 75,000	2	$132,000.00	0.12%	698	80.00%	6.822%	100.00%	42.06%
75,001 - 100,000	10	902,445.00	0.83	658	82.45	6.565	100.00	36.06
100,001 - 125,000	11	1,248,236.00	1.14	681	76.03	6.043	91.67	34.35
125,001 - 150,000	13	1,818,020.00	1.67	650	80.42	6.475	100.00	36.46
150,001 - 175,000	22	3,580,107.00	3.28	685	80.00	6.253	91.07	38.93
175,001 - 200,000	26	4,883,750.00	4.48	680	78.94	6.153	100.00	38.61
200,001 - 250,000	60	13,529,842.00	12.40	687	80.74	6.266	96.34	38.35
250,001 - 300,000	46	12,610,754.00	11.56	672	79.29	6.295	100.00	40.43
300,001 - 400,000	84	29,271,110.00	26.83	683	81.53	6.367	95.44	38.91
400,001 - 500,000	48	21,237,632.00	19.47	669	81.32	6.444	97.89	38.27
500,001 - 600,000	20	10,850,750.00	9.95	681	81.10	6.236	100.00	38.13
600,001 - 700,000	6	3,963,300.00	3.63	669	81.51	6.007	100.00	33.22
700,001 >=	6	5,064,000.00	4.64	667	78.14	6.401	78.20	39.59
Total:	354	$109,091,946.00	100.00%	677	80.69%	6.324%	96.51%	38.51%

Mimimum Original Balance: 64,000.00
Maximum Original Balance: 1,104,000.00
Average Original Balance: 308,169.34

2. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
50,001 - 75,000	2	$132,000.00	0.12%	698	80.00%	6.822%	100.00%	42.06%
75,001 - 100,000	10	902,445.00	0.83	658	82.45	6.565	100.00	36.06
100,001 - 125,000	11	1,248,236.00	1.14	681	76.03	6.043	91.67	34.35
125,001 - 150,000	13	1,817,871.14	1.67	650	80.42	6.475	100.00	36.46
150,001 - 175,000	22	3,580,054.88	3.28	685	80.00	6.253	91.07	38.93
175,001 - 200,000	26	4,883,750.00	4.48	680	78.94	6.153	100.00	38.61
200,001 - 250,000	60	13,529,842.00	12.40	687	80.74	6.266	96.34	38.35
250,001 - 300,000	46	12,610,754.00	11.56	672	79.29	6.295	100.00	40.43
300,001 - 400,000	84	29,271,109.90	26.83	683	81.53	6.367	95.44	38.91
400,001 - 500,000	48	21,237,632.00	19.47	669	81.32	6.444	97.89	38.27
500,001 - 600,000	20	10,850,750.00	9.95	681	81.10	6.236	100.00	38.13
600,001 - 700,000	6	3,963,300.00	3.63	669	81.51	6.007	100.00	33.22
700,001 >=	6	5,064,000.00	4.64	667	78.14	6.401	78.20	39.59
Total:	354	$109,091,744.92	100.00%	677	80.69%	6.324%	96.51%	38.51%

Mimimum Remaining Balance: 64,000.00
Maximum Remaining Balance: 1,104,000.00
Average Remaining Balance: 308,168.77

3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
551 - 575	6	$2,142,250.00	1.96%	564	83.73%	6.605%	100.00%	36.47%
576 - 600	24	8,042,406.00	7.37	588	79.59	6.626	100.00	36.96
601 - 625	25	7,377,323.00	6.76	614	78.88	6.366	100.00	40.02
626 - 650	27	8,787,020.00	8.05	639	80.40	6.365	100.00	36.72
651 - 675	86	25,279,798.88	23.17	667	80.71	6.474	98.39	39.54
676 - 700	77	23,456,543.90	21.50	686	81.31	6.348	96.67	37.43
701 - 725	56	17,435,341.14	15.98	712	80.99	6.060	91.02	39.53
726 - 750	30	8,900,982.00	8.16	735	81.13	6.152	92.11	39.43
751 - 775	16	5,260,600.00	4.82	762	79.88	5.960	98.02	38.10
776 - 800	6	2,257,480.00	2.07	782	80.00	6.287	89.01	38.07
801 - 825	1	152,000.00	0.14	803	80.00	6.500	100.00	28.00
Total:	354	$109,091,744.92	100.00%	677	80.69%	6.324%	96.51%	38.51%

Minimum FICO: 556
Maximum FICO: 803
WA FICO: 677

4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
300.001 - 360.000	354	$109,091,744.92	100.00%	677	80.69%	6.324%	96.51%	38.51%
Total:	354	$109,091,744.92	100.00%	677	80.69%	6.324%	96.51%	38.51%

Minimum Original Term: 360
Maximum Original Term: 360
WA Original Term: 360

5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
349 - 360	354	$109,091,744.92	100.00%	677	80.69%	6.324%	96.51%	38.51%
Total:	354	$109,091,744.92	100.00%	677	80.69%	6.324%	96.51%	38.51%

Minimum Remaining Term: 355
Maximum Remaining Term: 359
WA Remaining Term: 358

6. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Single Family Detached	247	$77,413,922.78	70.96%	678	80.68%	6.333%	97.79%	38.23%
Condominium	54	15,359,616.14	14.08	683	81.42	6.141	89.58	38.15
PUD SF Detached	39	12,645,886.00	11.59	665	80.45	6.469	96.08	40.70
PUD Project Attached	8	1,998,320.00	1.83	684	80.00	6.123	100.00	42.27
Duplex	6	1,674,000.00	1.53	673	76.90	6.685	100.00	33.83
Total:	354	$109,091,744.92	100.00%	677	80.69%	6.324%	96.51%	38.51%

7. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Primary Residence	343	$105,284,982.02	96.51%	676	80.63%	6.328%	100.00%	38.50%
Second Home	10	3,505,262.90	3.21	711	81.75	6.117	0.00	39.09
Investment Property	1	301,500.00	0.28	716	90.00	7.000	0.00	37.00
Total:	354	$109,091,744.92	100.00%	677	80.69%	6.324%	96.51%	38.51%

8. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Purchase	257	$77,886,529.04	71.40%	690	80.69%	6.276%	95.11%	38.74%
Refinance - Cash Out	76	24,021,525.00	22.02	650	80.94	6.477	100.00	37.50
Refinance - Rate/Term	21	7,183,690.88	6.58	631	79.91	6.327	100.00	39.50
Total:	354	$109,091,744.92	100.00%	677	80.69%	6.324%	96.51%	38.51%

9. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
<= 50.000	3	$612,000.00	0.56%	613	39.14%	5.758%	100.00%	38.25%
60.001 - 70.000	7	2,544,750.00	2.33	625	67.57	6.402	100.00	36.87
70.001 - 80.000	300	91,195,936.92	83.60	682	79.73	6.254	96.83	38.73
80.001 - 90.000	31	10,280,983.00	9.42	659	88.83	6.660	91.10	35.85
90.001 - 100.000	13	4,458,075.00	4.09	654	94.69	7.008	100.00	41.27
Total:	354	$109,091,744.92	100.00%	677	80.69%	6.324%	96.51%	38.51%

Minimum Original Loan-to-Value Ratio: 35.20
Maximum Original Loan-to-Value Ratio: 95.00
Weighted Average Original Loan-to-Value Ratio: 80.69

10. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
California	262	$87,276,511.90	80.00%	676	80.79%	6.264%	97.67%	38.37%
Maryland	17	4,583,700.00	4.20	664	82.43	6.820	100.00	41.06
Arizona	10	2,290,265.00	2.10	680	79.89	6.733	100.00	38.40
New Jersey	4	1,844,800.00	1.69	699	80.00	5.862	40.16	38.75
Nevada	6	1,727,090.00	1.58	689	80.94	7.117	76.38	36.87
Florida	7	1,523,200.00	1.40	740	78.61	6.101	93.17	34.74
New York	4	1,324,000.00	1.21	693	71.46	6.631	100.00	42.69
Washington	7	1,164,560.00	1.07	666	82.37	6.259	100.00	37.80
Virginia	5	999,731.14	0.92	704	83.06	6.381	100.00	38.37
Other	32	6,357,886.88	5.83	678	80.25	6.546	97.48	39.26
Total:	354	$109,091,744.92	100.00%	677	80.69%	6.324%	96.51%	38.51%

Total Number Of States Represented:: 25

11. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Full Documentation	153	$44,251,765.00	40.56%	666	80.75%	6.097%	94.08%	39.49%
Streamlined-Stated (PITI Verified)	125	37,905,479.88	34.75	696	80.18	6.672	98.82	40.30
Limited Documentation	27	9,120,669.14	8.36	680	82.42	6.033	97.29	36.14
Lite Documentation	23	7,922,680.00	7.26	648	79.95	6.171	97.98	31.93
Stated Documentation	18	6,462,168.00	5.92	681	81.87	6.723	100.00	34.76
Full Alternative Documentation	8	3,428,982.90	3.14	665	80.45	5.774	90.31	34.86
Total:	354	$109,091,744.92	100.00%	677	80.69%	6.324%	96.51%	38.51%

12. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
<= 5.000	8	$2,589,932.00	2.37%	702	80.00%	4.990%	100.00%	33.98%
5.001 - 5.500	35	10,888,771.14	9.98	708	79.29	5.388	100.00	37.82
5.501 - 6.000	100	29,392,748.90	26.94	682	80.42	5.862	89.60	37.99
6.001 - 6.500	95	29,588,994.00	27.12	670	80.17	6.349	100.00	38.90
6.501 - 7.000	72	23,482,260.00	21.53	674	80.54	6.800	98.72	38.11
7.001 - 7.500	34	10,061,718.88	9.22	656	82.91	7.269	95.55	41.52
7.501 - 8.000	4	1,175,920.00	1.08	684	80.00	7.817	100.00	41.57
8.001 - 8.500	5	1,531,400.00	1.40	634	91.60	8.297	100.00	36.50
8.501 - 9.000	1	380,000.00	0.35	682	95.00	8.875	100.00	44.00
Total:	354	$109,091,744.92	100.00%	677	80.69%	6.324%	96.51%	38.51%

Minimum Rate: 4.990
Maximum Rate: 8.875
WA Rate: 6.324

13. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
10.001 - 10.500	1	$345,600.00	0.32%	635	80.00%	7.500%	100.00%	33.00%
11.001 - 11.500	8	2,589,932.00	2.37	702	80.00	4.990	100.00	33.98
11.501 - 12.000	35	10,888,771.14	9.98	708	79.29	5.388	100.00	37.82
12.001 - 12.500	100	29,392,748.90	26.94	682	80.42	5.862	89.60	37.99
12.501 - 13.000	95	29,588,994.00	27.12	670	80.17	6.349	100.00	38.90
13.001 - 13.500	72	23,482,260.00	21.53	674	80.54	6.800	98.72	38.11
13.501 - 14.000	33	9,716,118.88	8.91	657	83.02	7.261	95.39	41.82
14.001 - 14.500	4	1,175,920.00	1.08	684	80.00	7.817	100.00	41.57
14.501 - 15.000	5	1,531,400.00	1.40	634	91.60	8.297	100.00	36.50
15.001 - 15.500	1	380,000.00	0.35	682	95.00	8.875	100.00	44.00
Total:	354	$109,091,744.92	100.00%	677	80.69%	6.324%	96.51%	38.51%

Minimum Maximum Rate: 10.500
Maximum Maximum Rate: 15.375
WA Maximum Rate: 12.812

14. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
0.501 - 1.000	1	$295,200.00	0.27%	718	80.00%	5.750%	100.00%	57.00%
4.001 - 4.500	6	2,054,400.00	1.88	687	80.00	5.651	100.00	32.25
4.501 - 5.000	42	12,127,395.00	11.12	686	79.85	5.724	97.96	39.80
5.001 - 5.500	85	28,166,825.90	25.82	670	79.24	6.104	97.88	36.92
5.501 - 6.000	121	33,830,423.02	31.01	688	79.95	6.267	93.13	39.61
6.001 - 6.500	58	19,748,108.00	18.10	674	81.92	6.638	96.77	38.37
6.501 - 7.000	28	8,906,678.00	8.16	657	83.36	7.017	100.00	37.45
7.001 - 7.500	10	2,844,615.00	2.61	655	88.72	7.503	100.00	41.72
7.501 - 8.000	3	1,118,100.00	1.02	677	86.57	7.384	100.00	41.03
Total:	354	$109,091,744.92	100.00%	677	80.69%	6.324%	96.51%	38.51%

Minimum Gross Margin: 1.000
Maximum Gross Margin: 7.875
WA Gross Margin: 5.7418

15. First Rate Adjustment Date

First Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
2006-07	1	$135,851.14	0.12%	706	80.00%	5.500%	100.00%	39.00%
2006-08	10	2,749,983.90	2.52	641	80.00	6.171	87.92	35.57
2006-09	77	22,480,589.88	20.61	667	81.63	6.470	96.62	38.32
2006-10	240	75,014,770.00	68.76	682	80.60	6.307	96.83	39.04
2006-11	1	504,000.00	0.46	596	80.00	7.125	100.00	45.00
2009-08	1	415,650.00	0.38	671	85.00	5.800	100.00	36.00
2009-09	4	1,314,850.00	1.21	667	71.66	5.671	100.00	25.34
2009-10	20	6,476,050.00	5.94	682	80.39	6.194	94.81	36.65
Total:	354	$109,091,744.92	100.00%	677	80.69%	6.324%	96.51%	38.51%

16. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
0 - 0	72	$22,247,175.92	20.39%	680	80.53%	6.714%	90.18%	38.84%
7 - 12	13	5,063,500.00	4.64	653	81.37	6.524	100.00	40.02
13 - 24	246	74,327,819.00	68.13	677	80.79	6.211	98.27	38.35
25 - 36	23	7,453,250.00	6.83	686	79.73	6.140	95.49	38.15
Total:	354	$109,091,744.92	100.00%	677	80.69%	6.324%	96.51%	38.51%

17. Loan Type

Loan Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
2/28 ARM IO	329	$100,885,194.92	92.48%	677	80.81%	6.343%	96.56%	38.82%
5/25 ARM IO	25	8,206,550.00	7.52	679	79.23	6.090	95.91	34.80
Total:	354	$109,091,744.92	100.00%	677	80.69%	6.324%	96.51%	38.51%

18. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
A	50	$17,370,831.14	15.92%	622	79.88%	6.369%	100.00%	40.57%
AA	278	84,583,364.78	77.53	695	80.95	6.275	95.50	38.41
A-	26	7,137,549.00	6.54	601	79.58	6.788	100.00	34.71
Total:	354	$109,091,744.92	100.00%	677	80.69%	6.324%	96.51%	38.51%

19. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
First Lien	354	$109,091,744.92	100.00%	677	80.69%	6.324%	96.51%	38.51%
Total:	354	$109,091,744.92	100.00%	677	80.69%	6.324%	96.51%	38.51%

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Oct 26, 2004 12:51

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